M. RICHARD COHEN


                                                    REAL ESTATE BROKER-APPRAISER
                                                REGISTERED PROFESSIONAL ENGINEER

             SIXTEEN-SEVENTEEN LOMBARD STREET - PHILADELPHIA, PENNSYLVANIA 19146
                                                       TELEPHONE: (215) 790-1415
                                                              FAX (215) 790-9736

                                October 30, 1997


Jay J. Eisner
President
Resource Asset Investment Trust
1521 Locust Street
Philadelphia, PA 19102

Dear Mr. Eisner

Appraiser consents to the use and filing of the appraisal listed below as an exhibit to the Resource Asset Investment Trust registration statement to be filed with the Securities and Exchange Commission, and consents to the use of their name and reference to the property valuation in the registration statement in connection therewith:

               Property                           Valuation Date
               --------                           --------------
          1845 Walnut Street                      February 1, 1997



                                                  Sincerely,



                                                  /s/ M. Richard Cohen
                                                  ------------------------------
                                                  M. Richard Cohen
                                                  MAI, SRA, ASA, PE, R/W
                                                  PA (GA507L) / NJ (RG01588)
                                                  State Certified General
                                                  Real Estate Appraiser

M. RICHARD COHEN


                                                    REAL ESTATE BROKER-APPRAISER
                                                REGISTERED PROFESSIONAL ENGINEER

             SIXTEEN-SEVENTEEN LOMBARD STREET - PHILADELPHIA, PENNSYLVANIA 19146
                                                       TELEPHONE: (215) 790-1415
                                                              FAX (215) 790-9736

                                October 30, 1997



Jay J. Eisner
President
Resource Asset Investment Trust
1521 Locust Street
Philadelphia, PA 19102

Dear Mr. Eisner:

Appraiser consents to the use of their name and reference to the property valuation in the Resource Asset Investment Trust registration statement to be filed with the Securities and Exchange Commission for the following appraisals:



               Property                      Valuation Date
               --------                      --------------
          Lincoln Court                      September 10, 1997
          1826-30 Green Street               September 15, 1997



                                             Sincerely,



                                             /s/ M. Richard Cohen
                                             -----------------------------------
                                             M. Richard Cohen
                                             MAI, SRA, ASA, PE, R/W
                                             PA (GA507L)/NJ (RG01588)
                                             State Certified General
                                             Real Estate Appraiser